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                                                                  Exhibit (a)(7)


                              PILGRIM EQUITY TRUST

                                     FORM OF

  CERTIFICATE OF AMENDMENT OF DECLARATION OF TRUST AND REDESIGNATION OF SERIES


The undersigned being all of the trustees of Pilgrim Equity Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Section 8.3 of the Trust's Declaration of Trust dated June 12, 1998, as amended (the "Declaration of Trust"), hereby amend the Declaration of Trust to change the name of the Trust set forth in Section 1.1 thereof and redesignate each existing series of the Trust as follows:

         1. Section 1.1 of the Declaration of Trust, executed on June 12, 1998, as amended, is hereby amended to read in its entirety as follows:

         "Section 1.1 Name. The name of the Trust created hereby is "ING Equity Trust."

         2. The four (4) existing series of the Trust are redesignated as follows:

                  (a) The "Pilgrim Midcap Opportunities Fund" is redesignated the "ING Midcap Opportunities Fund;"

                  (b) The "Pilgrim Biotechnology Fund" is redesignated the "ING Biotechnology Fund;"

                  (c) The "Pilgrim Principal Protection Fund" is redesignated the "ING Principal Protection Fund;" and

                  (d) The "Pilgrim Principal Protection Fund II" is redesignated the "ING Principal Protection Fund II."

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         IN WITNESS WHEREOF, the undersigned have this day signed this
Certificate of Amendment of Declaration of Trust and Redesignation of Series.

Dated: _______________ __, ____


_______________________________             _____________________________
Paul S. Doherty                             Jock Patton


_______________________________             _____________________________
J. Michael Earley                           David W.C. Putnam


_______________________________             _____________________________
R. Barbara Gitenstein                       Blaine E. Rieke


_______________________________             _____________________________
R. Glenn Hilliard                           John G. Turner


_______________________________             _____________________________
Walter H. May                               Roger B. Vincent


_______________________________             _____________________________
Thomas J. McInerney                         Richard A. Wedemeyer